                                                        ANNUAL REPORT TO
                                               SHAREHOLDERS FOR THE YEAR
                                                     ENDED JULY 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks to provide a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income

KEMPER TARGET EQUITY FUND
KEMPER WORLDWIDE 2004 FUND


                    "... The past year clearly separated the winners from the
                      laggards. Because of the region's favorable political, fiscal and economic backdrop, Europe posted the strongest international returns for the period. ..."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
COUNTRY CONCENTRATIONS
10
LARGEST HOLDINGS
11
PORTFOLIO OF
INVESTMENTS
16
REPORT OF
INDEPENDENT AUDITORS
17
FINANCIAL STATEMENTS
19
NOTES TO
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND
TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------

KEMPER WORLDWIDE 2004 FUND                11.17%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Investment returns and principal value fluctuate. So that when shares are redeemed they may be worth more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    7/31/98   7/31/97
--------------------------------------------------------------------------------
    KEMPER WORLDWIDE 2004 FUND       $11.77    $11.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE YEAR ENDED JULY 31, 1998, KEMPER WORLDWIDE 2004 FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                   INCOME     SHORT-TERM     LONG-TERM
                  DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
 KEMPER
 WORLDWIDE
 2004 FUND          $.49       $.07           $.46

--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Data provided by Morningstar, Inc., Chicago (312) 696-6000. The Equity funds style box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

EAFE INDEX The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.

HEDGING Strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or help reduce the possibility of a loss on an investment.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

It's been a bumpy ride for many investors in the third quarter of 1998. Economic and political instability in Russia, terrorist bombings and U.S. retaliation overseas, lingering effects of the "contagion" in Asia, not to mention weak corporate profits and political scandal in the United States were responsible for considerable uncertainty and market volatility. A series of market dips and drops continued to fuel the debate about whether we would finally see the end of our long-running bull market -- or even plummet into a recession.

  But investors who are riding out the stock market's abrupt short-term adjustments should find comfort in the fact that economic fundamentals continue to favor financial assets in the U.S. -- particularly Treasury bonds. In a nutshell, the nation's economy remains strong despite its slowdown in the second half of the year. Short-term interest rates are expected to remain low -- the federal funds rate is holding at 5.5 percent and will most likely stay put or could even move lower during the remainder of the year. There are no major tax or regulatory threats waiting in the wings. And our economy continues to draw investors from around the world, although perhaps not as fervently as last year.

  The nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, grew at an annualized rate of 1.4 percent in the second quarter of 1998. While this was the slowest growing quarter in the last three years, it was much stronger than consensus. Slower growth can be attributed to several one-time factors, including a domestic correction in inventory levels and the General Motors strike, which has since been resolved, as well as the long-term loss of trade with Asia.

  Real capital spending and employment growth have remained solid. Consumer confidence remains fairly high. Home sales remain robust. Economic policy continues to support the nation's fiscal budget surplus projection of $65 billion.

  As far as inflation goes, there are two tales to be told. Prices for consumer goods, as measured by the consumer price index (CPI), are steady. Compare this to prices for services, which have risen between 3 and 4 percent. For investors, this difference in pricing flexibility translates into a difference in profit expectations. Profits of domestic, service firms should be much stronger than commodity producers dependent on export markets.

  Across the Atlantic, Europe's economy appears to be growing at an even pace as the region progresses toward the Economic and Monetary Union (EMU) slated for January 1, 1999. One effect of the union may be a slight rise in short-term interest rates in Europe -- not because there will be an overt change in policy, but simply because of the convergence of some very disparate interest rates. The average rate will likely be higher than the relatively attractive rate the German Central Bank currently offers, for example.

  In Asia, which has been making headlines around the world for more than a year now, the latest news is from Japan, which recently installed a new prime minister as well as a new finance minister. Much discussion will be focused on changes in Japan's economic policy, particularly in terms of taxation and banking reform -- and patience is in order. Most of the changes in taxation will impact Japan in the first half of 1999. But as far as banking reform goes, those of us familiar with bank reform in the U.S. know that this will be a two- to five-year process. Certainly, investors are looking to Japan to spark recovery for Asia as a whole, which continues to suffer from the "contagion" of low currency values, seriously reduced consumer spending and general economic malaise.

  Indeed, while its full effects remain to be seen -- and felt -- by the majority of American businesses and individuals, the Asian economic crisis has contributed to the general uncertainty of the emotion-driven U.S. markets. Whether it's an economic crisis abroad or political scandal at home, current events move the investors who move the markets.

  One might conclude that, as a result of 1998's slow corporate profit growth and turmoil in Russia and Asia, the psychology of the markets is shifting -- even some of Wall Street's most resolute bulls appear to be reconsidering their long-held convictions. But with the economy's strong

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                           NOW (8/31/98)       6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
  10-YEAR TREASURY RATE(1)*                    5.46                5.57              6.3             6.64
  PRIME RATE(2)*                               8.5                 8.5               8.5             8.25
  INFLATION RATE(3)*                           1.68                1.44              2.22            2.88
  THE U.S. DOLLAR(4)                           8.19                4.88              8.76            3.32
  CAPITAL GOODS ORDERS(5)*                     2.81                8.1               8.2             8.2
  INDUSTRIAL PRODUCTION(5)*                    1.82                4.31              5.03            3.3
  EMPLOYMENT GROWTH(6)                         2.68                2.57              2.6             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of July 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

fundamentals in place, that outlook may be premature. In any case, prudent investors are wise to watch for the following economic warning signs: inflation in the form of rising wages and/or prices; residual fallout from Asia, which could appear in the form of reduced sales and earnings for American businesses; and a continued widening of our trade deficit, an imbalance caused by heightened American demand for foreign goods and services. In the months to come, investors are likely to maintain their bias in favor of investments that have historically been considered more conservative: larger capitalization stocks, U.S. Treasuries and only the highest-grade corporate bonds.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
September 1, 1998

PERFORMANCE UPDATE

[DEXTER PHOTO]

STEPHEN DEXTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986, AND IS A CO-PORTFOLIO MANAGER OF KEMPER WORLDWIDE 2004 FUND. HE HOLDS A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

[SLENDEBROEK PHOTO]

MARC SLENDEBROEK JOINED THE SCUDDER KEMPER INVESTMENTS, INC. ORGANIZATION IN 1994 AND IS A CO- PORTFOLIO MANAGER OF KEMPER WORLDWIDE 2004 FUND. HE IS AN ASSOCIATE DIRECTOR OF SCUDDER INVESTMENTS (U.K.) LIMITED, THE FUND'S SUB-ADVISER AND HAS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN IN THE NETHERLANDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER WORLDWIDE 2004 FUND BENEFITED FROM THE STRONG ECONOMIC AND CORPORATE GROWTH THAT TOOK PLACE IN EUROPE DURING THE YEAR ENDED JULY 31, 1998, WHILE AVOIDING MOST OF THE ASIAN MARKET'S TUMBLE. CO-LEAD PORTFOLIO MANAGERS STEPHEN DEXTER AND MARC SLENDEBROEK DISCUSS SOME OF THE BEST PERFORMING INTERNATIONAL GROWTH AREAS AND THE OPPORTUNITIES THAT INTERNATIONAL MARKETS OFFER.

Q      HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD?

A      Kemper Worldwide 2004 Fund returned 11.17 percent (unadjusted for any sales charge) for the year, thanks in large part to the remarkable growth in the European market. For the same period, the EAFE Index returned 5.75 percent.

Q      WHAT WAS THE INVESTMENT ENVIRONMENT LIKE IN EACH OF THE KEY REGIONS:
EUROPE, JAPAN, SOUTHEAST ASIA, AND LATIN AMERICA?

A      The past year clearly separated the winners from the laggards. Because of the region's favorable political, fiscal and economic backdrop, Europe posted the strongest international returns for the period. As the continent marched closer to a unified currency, many member countries made important strides toward reducing their debt, cutting expenditures and improving their balance sheets. As a result, interest rates generally fell or continued at low levels, inflation remained subdued, consumer confidence rose and economic growth expanded. The move toward a single currency proved to be the catalyst for change on the corporate front as well. No longer able to hide behind national borders and trade barriers, European companies cut costs, restructured their businesses to shed unprofitable operations and merged or acquired to gain economies of scale, all in their bid to become more regionally and globally competitive.

       In Asia the opposite was true and conditions went from bad to worse during the 12 months. Although it rallied for a brief period in early 1998, the Japanese market suffered major losses amid worries about the yen and growing pessimism about newly-elected Prime Minister Keizo Obuchi's ability to pull Japan out of its worst recession since World War II. What's more, investors became increasingly skeptical that Japan's government would follow through on its promise to pass legislation to help stimulate the economy. Other Southeast Asian markets also posted losses as the region struggled to come to grips with slowing economies, sharply depreciated currencies, weakening corporate balance sheets and a reduced flow of investor capital.

       Since Latin America is considered an emerging market, it had a trying time during the past year. Every time Asian stocks tumbled, there was a domino effect on Latin American markets. However, we believe that many Latin stocks have been unfairly painted with the Asian brush. Unlike those that make up Southeast Asia, several Latin American countries, such as Mexico, continue to post solid economic growth.

Q      IN LIGHT OF THESE CONDITIONS, HOW DID YOU POSITION THE FUND?


A      The fund was primarily invested in Europe throughout

PERFORMANCE UPDATE

the period. Within the region, one area of focus was financial services firms, which have been buoyed by a combination of falling interest rates and increased personal savings by the continent's aging population. The sector got an added boost from a wave of consolidation that took place in the banking and insurance industries, as well as expanding global market share. Among our financial services holdings, UBS and Italian insurance company Assicurazioni Generali performed well.

  Another important European emphasis was corporate services companies, which provide services such as security, office cleaning and temporary employment to companies that are looking to outsource as a way of enhancing profitability. In this sector, we were quite happy with the performance of rapidly growing temporary services companies.

Q     GIVEN ITS LONG LIST OF ECONOMIC AND FISCAL CHALLENGES, WHAT WAS YOUR
STRATEGY IN THE ASIAN MARKETS OVER THE PAST YEAR?


A     We remained significantly underweighted in Japan and Southeast Asia. We continued to trim our Japanese holdings to 12.1 percent at the end of July, from
21.9 percent a year earlier. We also pared back our Southeast Asian holdings to
1.5 percent, from 7.0 percent. In our view, Japan's economy is overly burdened by an unhealthy banking system, excruciating corporate and individual taxes and a government that has exhibited very little desire to address its country's problems. As for the rest of the region, exceptional levels of corporate debt and a weak banking system hamstring it as well.

      We continued to find attractively priced, fast-growing opportunities among globally competitive companies in Japan. Fuji Photo Film -- having won the hard-fought battle against AGFA and Kodak -- now dominates the world's photographic film industry. The company is financially sound with more than $5 billion in cash in its coffers. Another example is Murata Manufacturing, which is the world's leading producer of ceramic capacitors, which are used for a variety of electronic products. Not only has Murata continued to steal market share from its competitors, but it has done so at a very high profit margin.

Q     OUTSIDE OF EUROPE AND SELECTED COMPANIES IN ASIA, WHERE ELSE DID YOU FIND
ATTRACTIVE OPPORTUNITIES?


A     Canada presented some attractive opportunities. Companies such as BCE, the holding company for Bell Canada, has similar growth prospects as their U.S. counterparts, but sell at more attractive valuations. And although we kept our Latin American position relatively light, we found good values there as well. Mexican beer and Coca-Cola bottler FEMSA, is a good example of a company that continues to post rapid growth. In Brazil we favored telephone company TELEBRAS which is among the attractively valued options relative to the world's utilities.

Q     DID YOU HEDGE THE FUND AT ALL?

A     After partially hedging the fund early in the period, we have not hedged since last October. Our policy is to hedge only when we think there is a high level of risk for the base currency of our investors' U.S. dollars; otherwise, our normal posture is to remain unhedged. We felt that the currencies we were exposed to would trade in a fairly narrow range around a central point against the dollar and that there was not an above-average amount of risk. For the most part, we kept our investors out of currencies which had large depreciation. Hedging also adds additional volatility to the portfolio, which we didn't think made sense given our range-trading outlook. In fact, most currencies did stay range bound and avoiding hedges and the costs associated with them was a plus for the fund's performance.

Q     U.S. INTEREST RATES CAME DOWN DURING THE PAST YEAR. WHAT AFFECT DID THIS
HAVE ON THE ZERO-COUPON BOND COMPONENT OF THE FUND?

A     Zero-coupon bonds are very sensitive to movements in rates. Because interest rates fell, zero coupon bond prices rose and were among the fixed-income market's best performers.

Q     WHAT IS YOUR OUTLOOK GOING FORWARD?

A     We don't see a reversal of Asia's problems over the near term and we're concerned that the region's economies will continue to suffer until there is a major restructuring of Japan's and Southeast Asia's banking systems and a reduction in corporate debt in the region. Unfortunately, the Japanese government has been reluctant to undertake the unpopular reform programs needed to rectify these problems. Until conditions improve, we'll likely keep our exposure to the region relatively light. Despite its ongoing problems, we expect that Asia will offer selected opportunities to buy globally dominant companies at bargain prices. And while Latin America's emerging market status

PERFORMANCE UPDATE


likely will keep its stock markets under pressure, we believe there will be opportunities to buy fast-growing companies at very attractive prices.

      It's our view, however, that Europe will continue to offer exciting investment opportunities. Not only do we expect European economic growth to accelerate, but we also expect corporate profitability to improve as companies continue their restructuring and rationalizing their businesses. We believe that those companies that are successful in doing so should be rewarded by rising share prices. And while they may temporarily pause to take their breath after their extraordinary advances over the past year, we believe European stocks are poised to perform well over the next several years.

Q     IS THIS STILL A GOOD TIME TO BE INVESTED IN INTERNATIONAL FUNDS?

A     In a global economy, exciting opportunities can be found almost anywhere in the world and investors who want to partake in them need to look beyond U.S. borders. Investors should consider investing in funds that give them exposure to the best companies outside the United States as a natural complement to their domestic portfolios.

 PERFORMANCE UPDATE
 AVERAGE ANNUAL TOTAL RETURNS*
 FOR PERIODS ENDED JULY 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                           1 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------------------------
    KEMPER WORLDWIDE 2004 FUND                              5.62%       10.19%      (since 5/3/94)


[LINE GRAPHS CLASS A, B & C]

KEMPER WORLDWIDE 2004 FUND


                      5/3/94          12/31/95          12/31/97         7/31/98
--------------------------------------------------------------------------------
Kemper Worldwide       10000           11642              13789           15097
2004 Fund(1)            9525           11587              14482
                        9567           11730              14930
                        9856           11808
                       10659           12339
                       11119           12198
                                       13030
                                       13627
--------------------------------------------------------------------------------
Lehman Brothers        10000           11977              13527           14103
Gov't/Corp.             9958           11697              13732
Bond Index+            10044           11752              14091
                       10545           11959
                       11229           12325
                       11444           12218
                                       12663
                                       13107
--------------------------------------------------------------------------------
Europe-Australasia-    10000           10825              11328           13155
Far East (EAFE)        10033           11095              12947
Index++                 9893           11228              13038
                       10036           11168
                       10068           11301
                       10445           11080
                                       12471
                                       12339
--------------------------------------------------------------------------------

Past performance does not guarantee future performance. Investment returns and principal value fluctuate. So that when shares are redeemed they may be worth more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge of 5.0%. When comparing Kemper Worldwide 2004 Fund to Lehman Brothers Gov't/Corp. Bond Index+ and EAFE Index++, you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

++ The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. Source is Towers Data Systems.

     Kemper Worldwide 2004 Fund
     Kemper Worldwide 2004 Fund(1)
     Lehman Brothers Gov't/Corp. bond Index
     Europe-Australasia-Far East (EAFE) Index

COUNTRY CONCENTRATIONS

THE FUND'S COMMON STOCK GEOGRAPHIC DISTRIBUTION*

Common stocks comprise 37.7 percent of the portfolio and the remainder is invested in zero-coupon bonds.

            [BAR GRAPH]

NETHERLANDS                   15.1%
UNITED KINGDOM                14.9%
JAPAN                         12.1%
FRANCE                        12.0%
SWITZERLAND                   10.0%
ITALY                          8.7%
CANADA                         5.5%
GERMANY                        4.4%
SPAIN                          4.1%
AUSTRALIA                      3.3%
IRELAND                        3.0%
MEXICO                         2.8%
BRAZIL                         1.6%
HONG KONG                      1.5%
SWEDEN                         1.0%

*Please see pages 11 through 15 for a detailed listing.

LARGEST HOLDINGS

YOUR FUND'S 20 LARGEST STOCK HOLDINGS

REPRESENTING 54.4 PERCENT OF THE FUND'S TOTAL COMMON STOCKS ON JULY 31, 1998

--------------------------------------------------------------------------------
             HOLDINGS                                                    PERCENT
--------------------------------------------------------------------------------
1.           TELECOM ITALIA MOBILE                                          5.0%
             (ITALY)
--------------------------------------------------------------------------------
2.           AXA-UAP                                                        3.8%
             (FRANCE)
--------------------------------------------------------------------------------
3.           RENTOKIL INITIAL                                               3.8%
             (UNITED KINGDOM)
--------------------------------------------------------------------------------
4.           ELF AQUITAINE                                                  3.4%
             (FRANCE)
--------------------------------------------------------------------------------
5.           ADECCO                                                         3.2%
             (SWITZERLAND)
--------------------------------------------------------------------------------
6.           BANK OF IRELAND                                                3.0%
             (IRELAND)
--------------------------------------------------------------------------------
7.           VIAG                                                           2.9%
             (GERMANY)
--------------------------------------------------------------------------------
8.           BARCLAYS                                                       2.8%
             (UNITED KINGDOM)
--------------------------------------------------------------------------------
9.           UBS                                                            2.7%
             (SWITZERLAND)
--------------------------------------------------------------------------------
10.          BCE                                                            2.6%
             (CANADA)
--------------------------------------------------------------------------------
11.          GETRONICS                                                      2.5%
             (NETHERLANDS)
--------------------------------------------------------------------------------
12.          GLAXO WELLCOME                                                 2.5%
             (UNITED KINGDOM)
--------------------------------------------------------------------------------
13.          KONINKLIJKE AHOLD                                              2.4%
             (NETHERLANDS)
--------------------------------------------------------------------------------
14.          FOMENTO ECONOMICO MEXICANO                                     2.2%
             (MEXICO)
--------------------------------------------------------------------------------
15.          UNIQUE INTERNATIONAL                                           2.2%
             (NETHERLANDS)
--------------------------------------------------------------------------------
16.          SONY                                                           2.0%
             (JAPAN)
--------------------------------------------------------------------------------
17.          BBA GROUP                                                      1.9%
             (UNITED KINGDOM)
--------------------------------------------------------------------------------
18.          ING GROEP                                                      1.9%
             (NETHERLANDS)
--------------------------------------------------------------------------------
19.          FUJI FILM CO.                                                  1.8%
             (JAPAN)
--------------------------------------------------------------------------------
20.          VEDIOR                                                         1.8%
             (NETHERLANDS)
--------------------------------------------------------------------------------

*The Fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND

PORTFOLIO OF INVESTMENTS AT JULY 31, 1998

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                          U.S. Treasury, zero coupon, 2004
OBLIGATIONS--60.3%                       (Cost: $17,911)                                      $28,200      $19,946
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
EUROPE
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS--5.5%                        Getronics, N.V.
                                           INFORMATION AND COMMUNICATION SERVICES               5,400          301
                                         Koninklijke Ahold, N.V.
                                           FOOD RETAILER                                        9,252          285
                                         Unique International, N.V.
                                           TEMPORARY EMPLOYMENT                                 5,948          263
                                         ING Groep, N.V.
                                           FINANCIAL SERVICES                                   2,958          224
                                         Vedior, N.V.
                                           TEMPORARY EMPLOYMENT                                 7,000          221
                                         Aegon, N.V.
                                           INSURANCE COMPANY                                    2,276          209
                                         Aalberts Industries, N.V.
                                           CAPITAL GOODS AND COMPONENTS                         7,280          207
                                         Akzo Nobel, N.V.
                                           HEALTHCARE, COATINGS AND CHEMICAL PRODUCTS           2,150          110
                                         ---------------------------------------------------------------------------
                                                                                                             1,820
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--5.4%                     Rentokil Initial, PLC
                                           SERVICES COMPANY                                    71,700          457
                                         Barclays, PLC
                                           BANKING                                             11,978          343
                                         Glaxo Wellcome, PLC
                                           PHARMACEUTICAL COMPANY                               9,579          296
                                         BBA Group, PLC
                                           DIVERSIFIED ENGINEERING COMPANY                     31,152          228
                                         Royal Bank of Scotland
                                           BANKING                                             10,170          163
                                         Norwich Union, PLC
                                           INSURANCE COMPANY                                   17,500          137
                                         British Petroleum
                                           INTEGRATED OIL COMPANY                               8,550          114
                                         Marks & Spencer, PLC
                                           CONSUMER GOODS AND FOODS RETAILER                    6,900           58
                                         ---------------------------------------------------------------------------
                                                                                                             1,796

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
FRANCE--4.4%                             AXA-UAP, S.A.
                                           INSURANCE COMPANY                                    3,385      $   464
                                         Elf Aquitaine
                                           OIL AND GAS PRODUCER                                 3,160          410
                                         Technip, S.A.
                                           ENGINEERING COMPANY                                  1,741          213
                                         Societe Generale
                                           BANKING                                                670          161
                                         Carrefour, S.A.
                                           FOOD RETAILER                                          200          126
                                         Groupe Danone, S.A.
                                           FOOD PROCESSOR                                         260           78
                                         ---------------------------------------------------------------------------
                                                                                                             1,452
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND--3.6%                        Adecco, S.A.
                                           PERSONNEL SERVICES                                     740          391
                                         UBS
                                           BANKING                                                760          330
                                         Nestle, S.A.
                                           FOOD PROCESSOR                                         135          280
                                         Novartis
                                           PHARMACEUTICAL COMPANY                                 120          202
                                         ---------------------------------------------------------------------------
                                                                                                             1,203
--------------------------------------------------------------------------------------------------------------------
ITALY--3.2%                              Telecom Italia Mobile
                                           MOBILE TELECOMMUNICATIONS PROVIDER                  90,000          601
                                         Telecom Italia, S.p.A.
                                           MOBILE TELECOMMUNICATIONS PROVIDER                  18,000          155
                                      (a)Assicurazioni Generali
                                           INSURANCE COMPANY                                    4,000          153
                                         Istituto Mobilare Italiano, S.p.A.
                                           BANKING                                              8,000          147
                                         ---------------------------------------------------------------------------
                                                                                                             1,056
--------------------------------------------------------------------------------------------------------------------
GERMANY--1.6%                            Viag, A.G.
                                           DIVERSIFIED MANUFACTURING COMPANY                      500          355
                                         Mannesmann A. G.
                                           CAPITAL GOODS PRODUCER                               1,700          181
                                         ---------------------------------------------------------------------------
                                                                                                               536
--------------------------------------------------------------------------------------------------------------------
SPAIN--1.5%                              Banco Bilbao Vizcaya, S.A.
                                           BANKING                                              9,282          175
                                         Bankinter, S.A.
                                           BANKING                                              3,600          127
                                         Banco Santander, S.A.
                                           BANKING                                              3,900          110
                                         Telefonica de Espana, S.A.
                                           TELECOMMUNICATIONS SERVICES                          1,700           83
                                         ---------------------------------------------------------------------------
                                                                                                               495

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
IRELAND--1.1%                            Bank of Ireland
                                           BANKING                                             17,628      $   358
                                         ---------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
SWEDEN--.4%                              ABB
                                           ENGINEERING COMPANY                                  8,650          120
                                         ---------------------------------------------------------------------------

                                         ---------------------------------------------------------------------------
                                         TOTAL EUROPEAN COUNTRIES--26.7%                                     8,836
--------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
--------------------------------------------------------------------------------------------------------------------
JAPAN--4.4%                              Sony Corp.
                                           ELECTRONICS MANUFACTURER                             2,900          247
                                         Fuji Photo Film Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER                   6,000          221
                                         Nidec Corp.
                                           ELECTRONICS COMPONENTS MANUFACTURER                  2,300          175
                                         Bellsystem 24, Inc.
                                           TELEMARKETING FIRM                                   1,000          173
                                         Ricoh Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER                  14,000          157
                                         Nikko Securities Co., Ltd.
                                           FINANCIAL SERVICES                                  38,000          150
                                         Honda Motor Co., Ltd.
                                           AUTOMOBILE MANUFACTURER                              4,000          149
                                         Sanwa Bank Ltd.
                                           BANKING                                              4,000           85
                                         Canon, Inc.
                                           PRECISION INSTRUMENTS MANUFACTURER                   3,000           69
                                         Murata Manufacturing
                                           ELECTRONICS COMPONENTS MANUFACTURER                  1,000           34
                                         ---------------------------------------------------------------------------
                                                                                                             1,460
--------------------------------------------------------------------------------------------------------------------
HONG KONG--.6%                           HSBC Holdings, PLC
                                           BANKING                                              5,489          134
                                         CITIC Pacific, Ltd.
                                           CONGLOMERATE                                        31,000           50
                                         ---------------------------------------------------------------------------
                                                                                                               184
                                         ---------------------------------------------------------------------------
                                         TOTAL PACIFIC REGION--5.0%                                          1,644
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
--------------------------------------------------------------------------------------------------------------------
CANADA--2.0%
                                         BCE, Inc.
                                           TELECOMMUNICATION SERVICES                           7,700      $   310
                                      (a)Boardwalk Equities, Inc.
                                           REAL ESTATE COMPANY                                 14,500          163
                                         Petro-Canada
                                           OIL AND GAS COMPANY                                  8,000          115
                                         Hudson's Bay Co.
                                           DEPARTMENT STORE RETAILER                            3,650           74
                                         ---------------------------------------------------------------------------
                                                                                                               662
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.2%                          St. George Bank Limited
                                           BANKING                                             34,078          219
                                         Qantas Airways Limited
                                           AIRLINES COMPANY                                   118,000          179
                                         ---------------------------------------------------------------------------
                                                                                                               398
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMONWEALTH COUNTRIES--3.2%                                1,060
--------------------------------------------------------------------------------------------------------------------
LATIN AMERICAN
--------------------------------------------------------------------------------------------------------------------
MEXICO--1.0.%                            Fomento Economico Mexicano,
                                         S.A. de C.V., "B," ADR
                                           BEER AND SOFT DRINK MANUFACTURER                    84,000          263
                                         Kimberly-Clark de Mexico, S.A. de C.V.
                                           PAPER PRODUCTS PRODUCER                             22,700           70
                                         ---------------------------------------------------------------------------
                                                                                                               333
--------------------------------------------------------------------------------------------------------------------
BRAZIL--.6%                              Telecommunicoes Brasileiro, S.A.
                                           TELEPHONE COMPANY                                    1,600          194
                                         ---------------------------------------------------------------------------
                                         TOTAL LATIN AMERICAN COUNTRIES--1.6%                                  527
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--36.5%
                                         (Cost: $9,029)                                                     12,067
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--96.8%
                                         (Cost: $26,940)                                                    32,013
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--3.2%                       1,057
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                                  $33,070
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At July 31, 1998, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                                 VALUE       %
--------------------------------------------------------------------------------
Finance                                                         $ 3,902     11.8
--------------------------------------------------------------------------------
Technology                                                        2,106      6.4
--------------------------------------------------------------------------------
Capital Goods                                                     1,700      5.1
--------------------------------------------------------------------------------
Consumer Cyclicals                                                1,604      4.9
--------------------------------------------------------------------------------
Consumer Staples                                                    752      2.3
--------------------------------------------------------------------------------
Basic Industries                                                    672      2.0
--------------------------------------------------------------------------------
Energy                                                              639      1.9
--------------------------------------------------------------------------------
Health Care                                                         498      1.5
--------------------------------------------------------------------------------
Utilities                                                           194      0.6
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              12,067     36.5
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                19,946     60.3
--------------------------------------------------------------------------------
OTHER NET ASSETS                                                  1,057      3.2
--------------------------------------------------------------------------------
NET ASSETS                                                      $33,070      100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $26,940,000 for federal income tax purposes at July 31, 1998, the gross unrealized appreciation was $5,438,000, the gross unrealized depreciation was $365,000 and the net unrealized appreciation on investments was $5,073,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TARGET EQUITY FUND--
KEMPER WORLDWIDE 2004 FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund--Kemper Worldwide 2004 Fund as of July 31, 1998 and the related statement of operations for the year then ended and changes in net assets for the year then ended, the month ended July 31, 1997 and for the year ended June 30, 1997, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund--Kemper Worldwide 2004 Fund at July 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          September 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $26,940)                                                 $32,013
-----------------------------------------------------------------------
Cash                                                                857
-----------------------------------------------------------------------
Receivables for:
  Investments sold                                                  360
-----------------------------------------------------------------------
  Dividends                                                          18
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 33,248
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                              127
-----------------------------------------------------------------------
  Management fee                                                     17
-----------------------------------------------------------------------
  Administrative services fee                                         7
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             22
-----------------------------------------------------------------------
  Trustees' fees                                                      5
-----------------------------------------------------------------------
    Total liabilities                                               178
-----------------------------------------------------------------------
NET ASSETS                                                      $33,070
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------
Paid-in capital                                                 $24,660
-----------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             2,679
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        5,073
-----------------------------------------------------------------------
Undistributed net investment income                                 658
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $33,070
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------
SHARES OUTSTANDING                                                2,809
-----------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(Net assets / shares outstanding)                                $11.77
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 1998
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
  Interest                                                      $1,397
-------------------------------------------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $26)                   181
-------------------------------------------------------------------------------------------------------
    Total investment income                                      1,578
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                   202
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                       83
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            68
-------------------------------------------------------------------------------------------------------
  Professional fees                                                 14
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                           29
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                           5
-------------------------------------------------------------------------------------------------------
    Total expenses                                                 401
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            1,177
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                          2,956
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                    (593)
-------------------------------------------------------------------------------------------------------
Net gain on investments                                          2,363
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $3,540
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                            YEAR ENDED      MONTH ENDED      YEAR ENDED
                                                             JULY 31,        JULY 31,         JUNE 30,
                                                               1998            1997             1997
-------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------
  Net investment income                                      $ 1,177              95            1,303
-------------------------------------------------------------------------------------------------------
  Net realized gain                                            2,956             396            1,096
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                         (593)            944            1,324
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations           3,540           1,435            3,723
-------------------------------------------------------------------------------------------------------
  Distribution from net investment income                     (1,402)             --           (1,451)
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                         (1,517)             --             (528)
-------------------------------------------------------------------------------------------------------
Total dividends to shareholders                               (2,919)             --           (1,979)
-------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                  (3,276)           (476)          (4,796)
-------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (2,655)            959           (3,052)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------------
Beginning of period                                           35,725          34,766           37,818
-------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $658, $954 and $737, respectively)                 $33,070          35,725           34,766
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Worldwide 2004 Fund (the Fund) is a series of Kemper Target Equity Fund (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income. The Fund pursues its objectives by investing a portion of its assets in zero coupon U.S. Treasury obligations and the balance of its assets primarily in an internationally diversified portfolio of foreign securities. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the Fund's investment manager.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are primarily traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates.
                             All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on fixed income

NOTES TO FINANCIAL STATEMENTS


                             securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during a limited offering period which ended in 1996, and are redeemed on a continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined at the close of the Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average daily net assets. The Fund incurred a management fee of $202,000 for the year ended July
                             31, 1998.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. For the year ended July 31, 1998, the Fund paid administrative services fees of $83,000, all of which KDI remitted to financial services firms.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the Fund. For the year ended July 31, 1998, KSvC received shareholder services fees of $32,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the year ended July 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $4,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended July 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $ 9,085

                             Proceeds from sales                          13,442

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                  YEAR ENDED        MONTH ENDED        YEAR ENDED
                                                                   JULY 31,          JULY 31,           JUNE 30,
                                                                     1998              1997               1997
                                                               ----------------   ---------------   ----------------
                                                               SHARES   AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
                                       -----------------------------------------------------------------------------
                                       Shares issued in
                                       reinvestment of
                                       dividends                 266    $2,828      --     $  --      192    $ 1,997
                                       -----------------------------------------------------------------------------
                                       Shares redeemed          (537)   (6,104)    (42)     (476)    (637)    (6,793)
                                       -----------------------------------------------------------------------------
                                       NET DECREASE
                                       FROM CAPITAL SHARE
                                       TRANSACTIONS                    $(3,276)            $(476)            $(4,796)
                                       -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                           MONTH
                                            YEAR ENDED     ENDED       YEAR ENDED JUNE 30,      MAY 3 TO
                                             JULY 31,    JULY 31,    ------------------------   JUNE 30,
                                               1998        1997       1997     1996     1995      1994
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.60      11.13      10.60     9.96     9.02     9.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .42         .03        .42      .36      .27      .02
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .77         .44        .71      .63      .79       --
--------------------------------------------------------------------------------------------------------
Total from investment operations                1.19         .47       1.13      .99     1.06      .02
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .49          --        .44      .35      .12       --
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .53          --        .16       --       --       --
--------------------------------------------------------------------------------------------------------
Total dividends                                 1.02          --        .60      .35      .12       --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.77       11.60      11.13    10.60     9.96     9.02
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  11.17%       4.22      11.08    10.05    11.91      .22
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------
Expenses                                        1.19%       1.19       1.19     1.32     1.29     1.32
--------------------------------------------------------------------------------------------------------
Net investment income                           3.49%       3.20       3.63     3.60     3.77     2.59
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)   $33,070      35,725     34,766   37,818   30,699    5,900
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              27%         30         25       50       75       --
--------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

--------------------------------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------------------------------

The Fund paid distributions of $.46 per share from net long-term capital gains during the year ended July 31, 1998, of which 57% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,780,000 as capital gain dividends for the year ended July 31, 1998, of which 96% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

TRUSTEES AND OFFICERS


TRUSTEE                                       OFFICERS
DANIEL PIERCE                                 MARK S. CASADY                        STEVEN H. REYNOLDS
Chairman and Trustee                          President                             Vice President

JAMES E. AKINS                                PHILIP J. COLLORA                     KATHRYN L. QUIRK
Trustee                                       Vice President and                    Vice President
                                              Secretary
ARTHUR R. GOTTSCHALK                                                                LINDA J. WONDRACK
Trustee                                       JOHN R. HEBBLE                        Vice President
                                              Treasurer
FREDERICK T. KELSEY                                                                 MAUREEN E. KANE
Trustee                                       TRACY MCCORMICK CHESTER               Assistant Secretary
                                              Vice President
FRED B. RENWICK                                                                     CAROLINE PEARSON
Trustee                                       JERARD K. HARTMAN                     Assistant Secretary
                                              Vice President
JOHN B. TINGLEFF                                                                    ELIZABETH C. WERTH
Trustee                                       THOMAS W. LITTAUER                    Assistant Secretary
                                              Vice President
EDMOND D. VILLANI                                                                   BRENDA LYONS
Trustee                                       ANN C. McCREARY                       Assistant Treasurer
                                              Vice President
JOHN G. WEITHERS
Trustee
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LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ..........................................................................................................
FOREIGN CUSTODIAN                     THE CHASE MANHATTAN BANK
                                      Chase Metro Tech Center
                                      Brooklyn, NY 11245
 ..........................................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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KWF-2 (9/98) 1055730